JOHNSONFAMILY FUNDS, INC.

                        Supplement Dated March 20, 2000
                   To the Prospectus Dated February 29, 2000


     This Supplement updates certain information contained in the JohnsonFamily Funds Prospectus dated February 29, 2000. You should retain both the Supplement and the Prospectus for future reference. You may obtain additional copies of the Prospectus free of charge by calling 1-800-276-8272.

     Effective March 15, 2000 Wendell L. Perkins is the sole portfolio manager for the JohnsonFamily Large Cap Equity Fund, the JohnsonFamily Small Cap Equity Fund and the JohnsonFamily International Equity Fund.

     The above information supercedes information contained in the "Portfolio Managers" section on pages 10, 14 and 18 of the JohnsonFamily Funds' Prospectus dated February 29, 2000.